Capital structure and financing - C.4. Lease liability (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021		Dec. 31, 2020
Disclosure of share capital, reserves and other equity interest [Abstract]
Current	$ 171	[1]	$ 123
Non-Current	996	[1]	897
Lease liabilities	1,167		1,021
Expense relating to short-term leases (included in cost of sales and operating expenses)	0		(1)
Total cash outflow for leases	$ (277)		$ (267)

[1]	The assets and liabilities of Tigo Guatemala are fully consolidated since the acquisition of the remaining 45% shareholding on November 12, 2021. See note A.1.2. for further details. As a result, numbers might not be directly comparable with previous years' figures.